UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	November 16, 2017

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 400, Wayne, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code	(610) 225-6800

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.
As previously disclosed, on October 2, 2017, Teleflex Incorporated (the “Company”) completed the acquisition of NeoTract, Inc. pursuant to the terms of an Agreement and Plan of Merger, dated as of September 4, 2017. The Company is filing this Current Report on Form 8-K for purposes of incorporating information by reference into existing registration statements filed by the Company under the Securities Act of 1933, as amended. Attached hereto as Exhibit 99.1 and incorporated herein by reference are the audited NeoTract, Inc. consolidated balance sheet as of December 31, 2016, consolidated statements of operations and comprehensive loss for the year ended December 31, 2016, consolidated statement of convertible preferred stock and stockholders' deficit as of December 31, 2016 and consolidated statement of cash flow for the year ended December 31, 2016 and related notes to the consolidated financial statements, including the report of the independent registered public accounting firm. Also attached hereto as Exhibit 99.2 and incorporated herein by reference are the unaudited NeoTract, Inc. condensed consolidated balance sheets as of September 30, 2017 and December 31, 2016, condensed consolidated statement of operations and comprehensive loss and condensed consolidated statements of cash flow for the nine months ended September 30, 2017 and 2016, and related notes to the condensed consolidated financial statements.
Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers, LLP
99.1
Audited NeoTract Inc. consolidated balance sheet as of December 31, 2016, consolidated statement of operations and comprehensive loss for the year ended December 31, 2016, consolidated statement of convertible preferred stock and stockholders' deficit as of December 31, 2016 and consolidated statement of cash flow for the year ended December 31, 2016 and related notes to the consolidated financial statements.

99.2
Unaudited NeoTract, Inc. condensed consolidated balance sheets as of September 30, 2017 and December 31, 2016, condensed consolidated statement of operations and comprehensive loss and condensed consolidated statements of cash flow for the nine months ended September 30, 2017 and 2016, and related notes to the condensed consolidated financial statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEFLEX INCORPORATED

By:	/s/ Benson F. Smith
Benson F. Smith Chairman and Chief Executive Officer

By:	/s/ Thomas E. Powell
Thomas E. Powell Executive Vice President and Chief Financial Officer

Dated: November 16, 2017

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers, LLP
99.1
Audited NeoTract Inc. consolidated balance sheet as of December 31, 2016, consolidated statement of operations and comprehensive loss for the year ended December 31, 2016, consolidated statement of convertible preferred stock and stockholders' deficit as of December 31, 2016 and consolidated statement of cash flow for the year ended December 31, 2016 and related notes to the consolidated financial statements.

99.2
Unaudited NeoTract, Inc. condensed consolidated balance sheets as of September 30, 2017 and December 31, 2016, condensed consolidated statement of operations and comprehensive loss and condensed consolidated statements of cash flow for the nine months ended September 30, 2017 and 2016, and related notes to the condensed consolidated financial statements.